UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2005

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Capco Energy, Inc.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Colorado	0-10157	84-0846529
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe, Suite 725

Houston, Texas  77056

(Address of principal executive offices)  (Zip Code)

(713) 622-5550
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 1, 2005, the Registrant’s Board of Directors accepted the resignation of Mr. Michael Myers as Chief Executive Officer and President, effective immediately.  The Board of Directors elected Ilyas Chaudhary, Chairman of the Board, to serve as Chief Executive Officer and President.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits

99.1

News Release dated August 12, 2005

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPCO ENERGY, INC.

Dated: August 12, 2005

By:/s/ Ilyas Chaudhary

Ilyas Chaudhary

President

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